UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015 (December 17, 2015)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On the December 17, 2015, HedgePath Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Mayne Pharma Ventures Pty Ltd., an Australian company ACN 168 896 357 (“Mayne Pharma”), along with Nicholas J. Virca, the Company’s President and Chief Executive Officer (“Virca”), Frank O’Donnell, Jr., M.D., the Company’s Executive Chairman (“O’Donnell”) and Hedgepath, LLC, a Florida limited liability company and substantial stockholder of the Company which is controlled by Black Robe Capital LLC, of which O’Donnell is the manager (“HPLLC” and, together with the Company, Mayne Pharma, Virca and O’Donnell, the “Parties”), entered into an Amendment No. 1 to Amended and Restated Equity Holders’ Agreement (the “Amendment”). The Amendment, which amended the terms of that certain Equity Holders Agreement, dated June 24, 2014 and amended and restated on May 15, 2015, by and between the Parties (the “Equity Holders Agreement”), provides that Mayne Pharma and HPLLC each agree not to (i) purchase or contract to purchase any of the Company’s securities, including any option, right or warrant to purchase company securities, or any securities convertible into or exercisable or exchangeable for any Company securities or (ii) exercise any option, right or warrant to purchase any of the Company’s securities from December 17, 2015 through May 31, 2016 (the “Standstill Period”) without prior written consent of the other Parties, except for limited circumstances as described in the Equity Holders Agreement. Pursuant to the Amendment, the Standstill Period will be terminated if at any time, (i) any party aside from Mayne Pharma and HPLLC holds more than 20% of the Company’s common stock on a fully diluted basis and (ii) the amount of the Company’s operational cash on hand falls below $250,000. Other than the foregoing, the material terms of the Equity Holders Agreement were otherwise unchanged.

The preceding is a summary of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Amendment No. 1 to Amended and Restated Equity Holders’ Agreement, dated December 17, 2015, Company, Mayne Pharma Ventures Pty Ltd., Hedgepath, LLC., Nicholas J. Virca and Frank O’Donnell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2015	HEDGEPATH PHARMACEUTICALS, INC.

	By:	/s/ Nicholas J. Virca
	Name:	Nicholas J. Virca
	Title:	President and CEO

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